UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Gavekal KL Allocation Fund
Advisor Class (GAVAX)
Institutional Class (GAVIX)

ANNUAL REPORT
August 31, 2016

Gavekal KL Allocation Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Gavekal KL Allocation Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.gavekalfunds.com

Dear Shareholders,

The fund’s sixth year was one of validation for the Knowledge Leaders Strategy. The fund’s attractive risk-adjusted results again this year validated our investment methodology based on the Knowledge Effect, a market inefficiency by which highly innovative companies tend to generate excess returns. The fund continued its history of delivering attractive risk-adjusted results despite a year of market volatility due to worldwide economic and political uncertainty.

Fund (as of 8/31/16)	1Yr (%)	3 Yr (%)	5 Yr (%)	Since Inception (%)
Gavekal KL Allocation Fund (GAVIX)	10.64	9.01	10.62	9.34
Benchmark
MSCI All Country World Index	7.24	6.74	8.32	7.66

As of 6/30/2016, the 1-year, 5-year and since inception annualized total returns for the Gavekal KL Allocation Fund Advisor Class were 7.24%, 9.61% and 9.08% and Institutional Class were 7.53%, 9.92% and 9.39%, respectively. The MSCI All Country World Index’s 1-year, 5-year and since inception annualized total return as of 6/30/2016 were -3.73%, 5.38% and 7.04%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.gavekalfunds.com. The inception date of the Gavekal KL Allocation fund is 9/30/2010.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of share you have owned for 90 days or less. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets for Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2016. The Fund’s advisor is permitted to seek reimbursement from the Fund of fees waived for a period of three years from the date of the waiver or payment.

Further validation of our investment strategy came from the academic community in June, with the release of a new book by the researcher who first discovered the market anomaly upon which our investment strategy is based. Professor Baruch Lev of NYU’s Stern School of Business released The End of Accounting and the Path Forward for Investors and Managers, in which he declares corporate financial reports “unfit” for investment decisions due to the deficiency of the data. He outlines the causes of the decline in the value of financial reports, chief among them the complete absence of information about corporate innovation activities. In fact, his research shows that fundamental reported information represents only 5% of the information in a stock price. Our long-time investors will be familiar with Lev’s work, which forms the basis for our Knowledge Leaders investment strategy. In his decades-long study of financial records, Lev first discovered a link between a firm’s knowledge capital and its subsequent stock performance, ultimately identifying a market inefficiency that leads highly innovative companies to deliver excess returns. We have named this market anomaly the Knowledge Effect. In the new book, Lev describes how this lack of transparency misleads investors. Our investment process that begins by capitalizing intangibles – in which we recalculate a company’s financial footprint to incorporate its valuable knowledge stores – is based on this academic foundation.

The Knowledge Leaders Strategy also was validated by a new rating. In January, Morningstar awarded its coveted 5-star rating to the Gavekal KL Allocation Fund, based on risk-adjusted performance for the overall, 5-year and 3-year periods (of 382, 318 and 382 funds in the Aggressive Allocation category as of 12/31/15). The fund has retained the ratings in the most recent quarter even as Morningstar updated its categories (5 stars for the overall, 5-year and 3-year periods among 380, 310 and 380 peers in Morningstar’s-Allocation-70% to 85% Equity category, as of 6/30/16).1 We believe this validates our investment case that highly innovative companies tend to generate excess returns and confirms that our methodology for identifying highly innovative companies can convert this market anomaly into attractive risk-adjusted results for investors.

On a country basis, the relative overweight to U.S. and Japanese stocks contributed the most to fund performance while overall positive returns in U.K., Canadian, and Netherlands-based equities were also marginally accretive. Returns for Swiss pharmaceutical company Novartis (-9.24%) and French industrial conglomerate Societe BIC (-12.15%) overwhelmed otherwise positive performance of their geographical peers, Nestle and Danone.

A unique feature of the structural bull market of the last several years has been the leadership of stocks from more defensive sectors such as Consumer Staples and Health Care, the combination of which we refer to as growth counter-cyclicals. Over the one-year period ended 8/31/2016, the relative outperformance of growth counter-cyclicals peaked around 7.5% in early July 2016, and finished up at 1.64%. Over the last five years, this sub-group of the MSCI World Index has outperformed the overall index by nearly 30%. The fund’s overweight to the Consumer Staples and Health Care sectors over this period has generated strong performance.

These persistent overweight positions in the Consumer Staples and Health Care sectors were the second and third largest contributors to performance, respectively. In the Consumer Staples sector, only one of the fund’s 22 positions produced a mildly negative contribution to yearly returns. With just two stocks down approximately 8% for the year ended 8/31/16, the majority gained between 0.33% and 44.23%, resulting in a group average of 12%. Health Care stocks in the fund were up an average of 7.57%, led primarily by gains in U.S. and Japanese companies. The top 10 performers were up between 17.24% and 48.95%, enabling the group as a whole to overcome moderate declines in other Health Care companies, including a 20% fall in St. Jude Medical, the worst performer.

While the fund’s holdings from the Consumer Staples and Health Care sectors held up well, the allocation to the Information Technology sector had the largest positive impact on the portfolio, especially in July and August, in the wake of Brexit. The fund’s overweight positions in the Information Technology sector contributed the most to overall returns as holdings in that sector gained an average of nearly 30%. The best performer in the group was NVIDIA, a U.S. semiconductor company, up more than 187% for the year. Another 11 mostly U.S.-based companies were up between 13% and 41% over the year-long period. The three worst performers from this sector all registered double digit declines ranging from 12.57% for Juniper Networks, to a 26.54% decline in VMWare’s share price over the course of the year.

Holdings in the Materials, Industrials, and Consumer Discretionary sectors were also net positive contributors to overall fund performance for the year. Four of the fund’s five Materials stocks were up, with three of those gaining between 39% and nearly 56%. Celanese was the only decliner in the sector, down 7.37% for the year but only impacting the fund’s return by -0.06%. The Industrials holdings were more evenly distributed with respect to gains compared to declines, with five stocks up between 9.04% and nearly 30.96% for an average of 21.58%, and five stocks were down between 0.54% and 22.07% with an average of -8.96%. Similar to the Industrials, five of the Consumer Discretionary stocks were up for the year while the remaining four fell, ultimately producing a positive total return of just over 10%.

We are pleased to report that we continued to meet our goal of attractive risk-adjusted returns in the Gavekal KL Allocation Fund. We remain committed to capturing the excess returns of highly innovative companies, and we thank you for your continued support.

Steven Vannelli, CFA
Portfolio Manager

The views in this letter were as of 8/31/16 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

[1]
Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. As of 6/30/2016, the Gavekal KL Allocation Fund (GAVIX; GAVAX) was rated against the following numbers of U.S.-domiciled Allocation–70% to 85% Equity funds over the following time periods: 380 funds in the last three years, 310 funds in the last five years and 380 funds overall. With respect to these Allocation–70% to 85% Equity funds, Gavekal KL Allocation Fund (GAVAX) received a Morningstar Rating of 5 stars, 5 stars and 5 stars for the three-year, five-year and overall periods, respectively. The Gavekal KL Allocation Fund (GAVIX) received a Morningstar Rating of 5 stars, 5 stars and 5 stars for the three-year, five-year and overall periods, respectively. Past performance is no guarantee of future results.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Currency Risk is the risk that the values of foreign investments may be affected by changes in the currency rates or exchange control regulations. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. An investor cannot invest directly in an index.

Gavekal KL Allocation Fund
FUND PERFORMANCE at August 31, 2016 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index, the Barclays U.S. Treasury Bond Index and the Custom Index.  The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets.  The Barclays U.S. Treasury Bond Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury.   The Custom Index is composed of a 60% weighting in the MSCI All Country World Index and a 40% weighting in the Barclays U.S. Treasury Bond Index.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	10.38%	10.31%	9.03%	09/30/10
Institutional Class	10.64%	10.62%	9.34%	09/30/10
MSCI All Country World Index	7.24%	8.32%	7.66%	09/30/10
Barclays U.S. Treasury Bond Index	5.14%	2.56%	2.87%	09/30/10
Custom Index	6.70%	6.25%	6.00%	09/30/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 998-9890.

Gross Expense ratio for the Advisor Class shares was 1.48% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.54%.  For Institutional Class shares, Gross Expense ratio was 1.23% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.29%.  These were the amounts stated in the current prospectus dated January 1, 2016.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.50% and 1.25% of average daily net assets of the Fund’s Advisor Class and Institutional Class shares, respectively.  This agreement is in effect until December 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  In the absence of such waivers, the Fund’s returns would have been lower.

Gavekal KL Allocation Fund
FUND PERFORMANCE at August 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Effective September 30, 2016, the Fund no longer imposes the redemption fee.  Prior to September 30, 2016, the Fund charged a redemption fee of 2.00% (as a percentage of the amount redeemed) on redemptions of Fund shares made within 90 days of purchase.

Gavekal KL Allocation Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2016

Number of Shares		Value

	COMMON STOCKS – 62.1%
	CONSUMER DISCRETIONARY – 3.2%
28,800	Nitori Holdings Co., Ltd.	$2,915,265
97,600	Sankyo Co., Ltd.	3,391,118
23,300	Shimamura Co., Ltd.	2,697,166
176,148	WPP PLC	4,067,041
		13,070,590
	CONSUMER STAPLES – 18.3%
81,384	Estee Lauder Cos., Inc. - Class A	7,261,894
57,400	FamilyMart Co., Ltd.	4,114,406
109,143	General Mills, Inc.	7,729,507
91,400	Kao Corp.	4,752,661
323,300	Kirin Holdings Co., Ltd.	5,268,445
158,429	Koninklijke Ahold Delhaize N.V.	3,803,356
87,500	Lawson, Inc.	6,142,248
68,055	Loblaw Cos. Ltd.	3,702,703
54,000	MEIJI Holdings Co., Ltd.	4,865,340
332,400	Nisshin Seifun Group, Inc.	4,702,302
70,269	PepsiCo, Inc.	7,501,216
37,963	Reckitt Benckiser Group PLC	3,667,310
58,800	Sundrug Co., Ltd.	4,259,953
87,300	Toyo Suisan Kaisha Ltd.	3,580,432
79,625	Unilever PLC	3,696,430
		75,048,203
	HEALTH CARE – 12.2%
21,767	Becton, Dickinson and Co.	3,857,330
15,690	C.R. Bard, Inc.	3,464,980
148,900	Daiichi Sankyo Co., Ltd.	3,420,901
20,853	Henry Schein, Inc.*	3,415,513
45,738	Johnson & Johnson	5,458,373
28,423	Laboratory Corp. of America Holdings*	3,891,961
78,100	Otsuka Holdings Co., Ltd.	3,386,697
30,799	Stryker Corp.	3,562,212
211,400	Sumitomo Dainippon Pharma Co., Ltd.	3,540,570
34,200	Taisho Pharmaceutical Holdings Co., Ltd.	3,137,239
169,800	Terumo Corp.	6,614,398
40,238	Waters Corp.*	6,329,840
		50,080,014
	INDUSTRIALS – 9.4%
108,402	Dover Corp.	7,859,145
256,000	Hitachi Construction Machinery Co., Ltd.	4,800,274
213,700	Komatsu Ltd.	4,676,391

Gavekal KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
329,000	Kurita Water Industries Ltd.	$7,502,842
65,678	Rockwell Collins, Inc.	5,496,592
67,570	Stanley Black & Decker, Inc.	8,361,787
		38,697,031
	INFORMATION TECHNOLOGY – 12.9%
38,627	Adobe Systems, Inc.*	3,951,928
5,230	Alphabet, Inc. - Class A*	4,130,916
129,697	CGI Group, Inc.*	6,312,765
128,516	Cisco Systems, Inc.	4,040,543
45,066	Citrix Systems, Inc.*	3,929,755
162,200	Dena Co., Ltd.	4,819,804
93,500	FUJIFILM Holdings Corp.	3,518,440
33,696	Intuit, Inc.	3,755,419
89,355	Microchip Technology, Inc.	5,531,968
72,238	Microsoft Corp.	4,150,796
77,945	NVIDIA Corp.	4,781,146
438,426	Sage Group PLC	4,177,397
		53,100,877
	MATERIALS – 6.1%
68,866	Albemarle Corp.	5,507,214
49,604	Avery Dennison Corp.	3,841,334
114,580	Celanese Corp.	7,382,390
73,638	Dow Chemical Co.	3,949,942
301,900	Kuraray Co., Ltd.	4,320,173
		25,001,053
	TOTAL COMMON STOCKS (Cost $215,511,645)	254,997,768

Principal Amount

	U.S. TREASURY SECURITIES – 31.1%
	United States Treasury Bond
$10,400,000	3.125%, 8/15/2044	12,391,028
10,600,000	3.000%, 11/15/2045	12,355,212
11,600,000	2.500%, 5/15/2046	12,277,881
12,300,000	2.250%, 8/15/2046	12,348,056
	United States Treasury Note
4,200,000	0.750%, 2/28/2018	4,199,425
14,100,000	1.625%, 7/31/2019	14,386,399
14,100,000	1.500%, 5/31/2020	14,326,643
15,800,000	2.125%, 8/15/2021	16,487,237
15,900,000	2.000%, 8/15/2025	16,485,374

Gavekal KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2016

Principal Amount		Value

	U.S. TREASURY SECURITIES (Continued)
$12,300,000	1.625%, 2/15/2026	$12,352,127

	TOTAL U.S. TREASURY SECURITIES (Cost $125,903,311)	127,609,382

	SHORT-TERM INVESTMENTS – 6.3%
25,734,791	UMB Money Market Fiduciary, 0.01%[1]	25,734,791

	TOTAL SHORT-TERM INVESTMENTS (Cost $25,734,791)	25,734,791

	TOTAL INVESTMENTS – 99.5% (Cost $367,149,747)	408,341,941
	Other Assets in Excess of Liabilities – 0.5%	1,987,107

	TOTAL NET ASSETS – 100.0%	$410,329,048

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
SUMMARY OF INVESTMENTS
As of August 31, 2016

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	31.5%
Japan	23.5%
United Kingdom	3.8%
Canada	2.4%
Netherlands	0.9%
Total Common Stocks	62.1%
U.S. Treasury Securities	31.1%
Short-Term Investments	6.3%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2016

Assets:
Investments, at value (cost $367,149,747)	$408,341,941
Receivables:
Fund shares sold	1,473,053
Dividends and interest	1,029,554
Prepaid expenses	42,490
Total assets	410,887,038

Liabilities:
Payables:
Fund shares redeemed	101,438
Advisory fees	308,716
Fund administration fees	30,301
Auditing fees	17,782
Fund accounting fees	16,419
Shareholder servicing fees (Note 7)	15,448
Distribution fees - Advisor Class (Note 8)	14,758
Custody fees	13,849
Transfer agent fees and expenses	11,102
Chief Compliance Officer fees	2,332
Trustees' fees and expenses	426
Accrued other expenses	25,419
Total liabilities	557,990

Net Assets	$410,329,048

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$363,740,342
Accumulated net investment income	450,060
Accumulated net realized gain on investments and foreign currency transactions	4,953,226
Net unrealized appreciation (depreciation) on:
Investments	41,192,194
Foreign currency translations	(6,774)
Net Assets	$410,329,048

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$70,185,931
Shares of beneficial interest issued and outstanding	4,823,541
Offering and redemption price per share	$14.55

Institutional Class Shares:
Net assets applicable to shares outstanding	$340,143,117
Shares of beneficial interest issued and outstanding	23,078,531
Offering and redemption price per share	$14.74

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
STATEMENT OF OPERATIONS
As of August 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $175,987)	$3,596,567
Interest	448,450
Total investment income	4,045,017

Expenses:
Advisory fees	2,475,728
Fund administration fees	244,822
Shareholder servicing fees (Note 7)	135,580
Distribution fees - Advisor Class (Note 8)	111,893
Fund accounting fees	109,592
Transfer agent fees and expenses	66,320
Registration fees	62,932
Custody fees	55,931
Shareholder reporting fees	36,140
Miscellaneous	23,660
Legal fees	22,491
Auditing fees	17,499
Chief Compliance Officer fees	14,263
Trustees' fees and expenses	7,706
Insurance fees	1,900
Total expenses	3,386,457
Advisory fees and/or other expenses recovered	30,682
Net expenses	3,417,139
Net investment income	627,878

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on:
Investments	4,919,321
Foreign currency transactions	50,074
Net realized gain	4,969,395
Net change in unrealized appreciation/depreciation on:
Investments	24,133,846
Foreign currency translations	(7,544)
Net change in unrealized appreciation/depreciation	24,126,302
Net realized and unrealized gain on investments and foreign currency	29,095,697

Net Increase in Net Assets from Operations	$29,723,575

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$627,878	$393,036
Net realized gain on investments and foreign currency transactions	4,969,395	13,058,145
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translations	24,126,302	(7,039,969)
Net increase in net assets resulting from operations	29,723,575	6,411,212

Distributions to Shareholders:
From net investment income:
Advisor Class	-	(68,822)
Institutional Class	-	(725,250)
From net realized gain:
Advisor Class	(1,620,306)	(717,417)
Institutional Class	(9,474,511)	(3,493,360)
Total distributions to shareholders	(11,094,817)	(5,004,849)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	44,233,665	10,764,990
Institutional Class	186,535,442	39,806,316
Reinvestment of distributions:
Advisor Class	1,548,441	770,538
Institutional Class	9,398,493	4,170,624
Cost of shares redeemed:
Advisor Class[1]	(7,920,390)	(14,881,968)
Institutional Class[2]	(36,060,772)	(39,079,497)
Net increase in net assets from capital transactions	197,734,879	1,551,003

Total increase in net assets	216,363,637	2,957,366

Net Assets:
Beginning of period	193,965,411	191,008,045
End of period	$410,329,048	$193,965,411

Accumulated net investment income (loss)	$450,060	$(189,582)

Capital Share Transactions:
Shares sold:
Advisor Class	3,196,149	769,504
Institutional Class	13,187,777	2,796,868
Shares reinvested:
Advisor Class	112,450	55,958
Institutional Class	675,179	300,477
Shares redeemed:
Advisor Class	(566,883)	(1,055,243)
Institutional Class	(2,541,869)	(2,762,490)
Net increase in capital share transactions	14,062,803	105,074

[1]	Net of redemption fee proceeds of $5,227 and $6,709, respectively.
[2]	Net of redemption fee proceeds of $12,437 and $4,437, respectively.

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	August 31, 2016		August 31, 2015		August 31, 2014		August 31, 2013		August 31, 2012
Net asset value, beginning of period	$13.90		$13.79		$12.91		$11.83		$10.21
Income from Investment Operations:
Net investment income (loss)[1]	-	[2]	-	[2]	-	[2]	-	[2]	0.02
Net realized and unrealized gain on investments	1.40		0.46		1.60		1.14		1.60
Total from investment operations	1.40		0.46		1.60		1.14		1.62

Less Distributions:
From net investment income	-		(0.03)		-		(0.03)		-
From net realized gain	(0.75)		(0.32)		(0.72)		(0.03)		-
Total distributions	(0.75)		(0.35)		(0.72)		(0.06)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$14.55		$13.90		$13.79		$12.91		$11.83

Total return[3]	10.38%		3.36%		12.71%		9.64%		15.87%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,186		$28,935		$31,888		$28,318		$19,115

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.44%		1.44%		1.45%		1.53%		1.84%
After fees waived and expenses absorbed/recovered	1.45%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.03%		0.06%		0.05%		(0.02)%		(0.16)%
After fees waived and expenses absorbed/recovered	0.02%		0.00%		0.00%		0.01%		0.18%
Portfolio turnover rate	104%		133%		66%		89%		74%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	August 31, 2016		August 31, 2015		August 31, 2014		August 31, 2013		August 31, 2012
Net asset value, beginning of period	$14.04		$13.93		$13.00		$11.91		$10.24
Income from Investment Operations:
Net investment income[1]	0.04		0.04		0.03		0.03		0.05
Net realized and unrealized gain on investments	1.41		0.46		1.62		1.14		1.62
Total from investment operations	1.45		0.50		1.65		1.17		1.67

Less Distributions:
From net investment income	-		(0.07)		-		(0.05)		(0.01)
From net realized gain	(0.75)		(0.32)		(0.72)		(0.03)		-
Total distributions	(0.75)		(0.39)		(0.72)		(0.08)		(0.01)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	0.01

Net asset value, end of period	$14.74		$14.04		$13.93		$13.00		$11.91

Total return[3]	10.64%		3.59%		13.02%		9.85%		16.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$340,143		$165,031		$159,120		$131,813		$73,881

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.19%		1.19%		1.20%		1.28%		1.59%
After fees waived and expenses absorbed/recovered	1.20%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	0.28%		0.31%		0.30%		0.23%		0.09%
After fees waived and expenses absorbed/recovered	0.27%		0.25%		0.25%		0.26%		0.43%
Portfolio turnover rate	104%		133%		66%		89%		74%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2016

Note 1 – Organization
Gavekal KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to March 31, 2015 the Fund was known as Gavekal Knowledge Leaders Fund.  The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2016

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Gavekal Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended August 31, 2016, the Advisor recovered $30,682 of previously waived advisory fees and/or other expenses absorbed.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At August 31, 2016, the Advisor recovered all previously waived fees of $30,682.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended August 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2016

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At August 31, 2016, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$367,858,029

Gross unrealized appreciation	$42,746,845
Gross unrealized depreciation	(2,262,933)
Net unrealized appreciation on investments	$40,483,912

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ 11,764	$ (11,764)

As of August 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,168,445
Undistributed long-term capital gains	4,943,123
Tax accumulated earnings	6,111,568

Accumulated capital and other losses	-
Net unrealized appreciation on investments	40,483,912
Net unrealized depreciation on foreign currency translations	(6,774)
Total accumulated earnings	$46,588,706

The tax character of distributions paid during the fiscal years ended August 31, 2016 and 2015 were as follows:

	2016	2015
Distributions paid from :
Ordinary income	$-	$794,072
Net long-term capital gains	11,094,817	4,210,777
Total distributions paid	$11,094,817	$5,004,849

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2016

Note 5 – Redemption Fee
The Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. Effective September 30, 2016, the Fund no longer imposes the redemption fee. For the year ended August 31, 2016, and the year ended August 31, 2015 the Fund received $17,664 and $11,146, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended August 31, 2016, purchases and sales of investments, excluding short-term investments, were $454,353,368 and $261,161,966, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC.  The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2016, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2016

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$-	$13,070,590	$-	$13,070,590
Consumer Staples	26,195,320	48,852,883	-	75,048,203
Health Care	29,980,209	20,099,805	-	50,080,014
Industrials	21,717,524	16,979,507	-	38,697,031
Information Technology	40,585,236	12,515,641	-	53,100,877
Materials	20,680,880	4,320,173	-	25,001,053
U.S. Treasury Securities	-	127,609,382	-	127,609,382
Short-Term Investments	25,734,791	-	-	25,734,791
Total Investments	$164,893,960	$243,447,981	$-	$408,341,941

*
In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $115,838,599 of investment securities were classified as Level 2 instead of Level 1.

**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Gavekal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2016

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended August 31, 2016, the Fund did not enter into forward contracts.

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Effective September 30, 2016, the Fund will not charge a redemption fee on redemption of Fund shares.  Prior to September 30, 2016, the Fund charged a redemption fee of 2.00% (as a percentage of the amount redeemed) on redemptions of Fund shares made within 90 days of purchase.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Gavekal KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gavekal KL Allocation Fund as of August 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 24, 2016

Gavekal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $11,094,817, or the amounts determined to be necessary, for the year ended August 31, 2016.

Results of the Shareholder Meeting
On July 15, 2016, shareholders of Gavekal KL Allocation Fund (the “Fund”) approved the New Advisory Agreement between Investment Managers Series Trust, on behalf of the Fund, and Gavekal Capital, LLC.  The voting results were as follows:

Gavekal KL Allocation Fund
For:	9,505,720
Against:	105,482
Abstain:	266,941
Uninstructed:	832,912
Total:	10,711,055

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.

Gavekal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Gavekal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Gavekal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on March 8-10, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Gavekal Capital, LLC (the “Investment Advisor”) with respect to the Gavekal KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term.

At the same meeting the Board, including the Independent Trustees, reviewed and unanimously approved a new advisory agreement (the “New Advisory Agreement”) between the Trust and the Investment Advisor with respect to the Fund, in connection with the acquisition of an indirect majority interest in the Investment Advisor by Steven Vannelli, the Managing Director and Chief Investment Officer of the Investment Advisor and the portfolio manager of the Fund, from Gavekal Partners Limited (the “Transaction”).  Under the 1940 Act, the closing of the Transaction would result in a change of control of the Investment Advisor and the automatic termination of the existing Advisory Agreement. The New Advisory Agreement was substantially the same as the Advisory Agreement, except that the New Advisory Agreement would be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period.  The Board approved the New Advisory Agreement subject to the approval of the Fund’s shareholders.  The Investment Advisor began providing services to the Fund under the New Advisory Agreement on March 14, 2016, and the Fund’s shareholders approved the New Advisory Agreement at a meeting held on July 15, 2016.

In approving renewal of the Advisory Agreement and approving the New Advisory Agreement, the Board, including the Independent Trustees, determined that each such approval is in the best interests of the Fund and its shareholders.

Advisory Agreement

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Aggressive Allocation fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of the Peer Group and the Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Gavekal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total returns of the Fund for the one-, three-, and five-year periods were above the Peer Group and Fund Universe median returns, and above the returns of the MSCI All Country World Index.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Fund Universe median by 0.15%.  The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group median by 0.22%, and higher than the Fund Universe median by 0.33%.  The Trustees considered the Investment Advisor’s statement that it had not received any negative feedback regarding the Fund’s advisory fee, and that this is likely due to the Fund’s consistent performance and favorable risk measures.  The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is higher than the fees charged by the Investment Advisor to its separate account clients managed using the same style as the Fund.  The Board considered, however, that the Investment Advisor’s management of the Fund includes oversight of the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s separate account clients.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended December 31, 2015, and determined that the profit level was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Gavekal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

New Advisory Agreement

In considering the New Advisory Agreement the Trustees considered that Mr. Vanelli, the Fund’s portfolio manager, was planning to purchase an indirect majority interest in the Investment Advisor; that the Transaction would result in a change of control of the Investment Advisor that would result in termination of the Advisory Agreement; that the Investment Advisor had represented that neither the investment objectives nor the investment strategies of the Fund would change as a result of the Transaction; and that the Investment Advisor was not anticipating any changes to the Fund’s portfolio management team. The Trustees also noted their considerations earlier in the meeting regarding the annual renewal of the Advisory Agreement.

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved the New Advisory Agreement.

Gavekal KL Allocation Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2016

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/16	8/31/16	3/1/16 – 8/31/16
Advisor Class	Actual Performance	$1,000.00	$1,097.30	$7.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35
Institutional Class	Actual Performance	1,000.00	1,099.20	6.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.08

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% and 1.20% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees and absorbed expenses. Assumes all dividends and distributions were reinvested.

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Gavekal KL Allocation Fund
A series of Investment Managers Series Trust

Investment Advisor
Gavekal Capital, LLC
370 17th Street, Suite 4930
Denver, Colorado 80202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Gavekal KL Allocation Fund - Advisor Class	GAVAX	461 418 667
Gavekal KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the Gavekal KL Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Gavekal KL Allocation Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling     (800) SEC-0330.

Gavekal KL Allocation Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	11/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	11/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	11/08/2016